

The LGL Group, Inc.

(AMEX: LGL)

Q4 2011 Earnings Report

March 29, 2012 – 10:00 a.m. ET

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Agenda

- Introduction
- Business Highlights
- Financial Highlights
- Market Outlook
- Question and Answer






Business Highlights

FY 2011 Results

- Revenues of $35.7M, down 23.5% compared to 2010
- Gross margin of 30.2%, a 4.8 percentage point decrease compared to 2010 due to lower revenues
- Pre-tax diluted earnings per share of $0.22
- EBITDA margin of 4.2%
- Generated $2.3M cash from operations
- Customer positions remain strong



Telecom





MISA

Military
Instrumentation
Space
Avionics



Business Highlights

Q4 2011 Results

- Revenues of $7.4M, down 32.9% compared to Q4 2010
- New orders soft for both the Telecom and MISA market segments
- Backlog at end of Q4 2011 of $8.6M, compared to $9.1M at end of Q3 2011
- Gross margin of 27.9%, a 3.8 percentage point decrease compared to Q4 2010






Outlook for 2012

Working through the cycle toward growth

- Major customers reporting market softness
- Repeat orders from existing contracts sluggish
- Semi-conductor industry predicting revenue growth in H2 2012
- Solid working capital position
- Strong design backlog for engineering









Quarterly Income Statement Trends


$ in millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
$7.5
$7.2
$7.3
$9.2
$10.7
$12.5
$12.4
$11.0
$9.0
$9.7
$9.6
$7.4
21.9%
19.8%
19.5%
31.6%
34.1%
36.3%
37.6%
31.7%
32.6%
31.8%
28.0%
27.9%
-8.2%
-8.2%
-8.2%
6.4%
13.0%
20.6%
18.9%
11.3%
6.6%
8.0%
3.5%
4.2%
Revenue
Gross Margin
EBITDA Margin

- Decrease in revenue was the primary driver of lower gross margins, which also impacted EBITDA margin

Financial Highlights


Order Backlog ($000's)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
9,333
8,293
13,221
13,958
14,260
14,373
11,973
10,734
12,238
12,093
9,119
8,634
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

- Modest decrease in order backlog due to reduced order activity for the Telecom and MISA market segments

Financial Highlights

Capital Position as of December 31, 2011

Total Assets	$ 32.4M
Net Working Capital	18.1M
Cash Adjusted Working Capital	8.2M
Cash and Cash Equivalents	13.7M
Total Debt	3.4M
Shareholder's Equity	25.6M
Available Lines of Credit	$ 2.4M

- Working capital increased to $18.1M as compared to $12.8M at December 31, 2010
- Cash-adjusted working capital of $8.2M at December 31, 2011, was improved compared to December 31, 2010, which was $9.7M (non-GAAP measure of operational efficiency, computed as AR + Inventory – Trade AP)
- As of 12/31/2011, the Company had $3.4M outstanding under its lines of credit with J.P. Morgan Chase, provided under the loan agreement entered into on 6/30/2011

GAAP to Non-GAAP Reconciliations

Reconciliation of GAAP net income to non-GAAP pre-tax earnings

(000's, except per share amounts)		2011
Net Income (GAAP)	$	382
Income tax (benefit) provision		185
Pre-tax earnings (Non-GAAP)	**$**	**567**
Pre-tax earnings per share (Non-GAAP)		**$0.22**
Weighted average shares outstanding		2,572,825

Computation of Adjusted Working Capital:

(000's)		As of 12/31/2010		As of 12/31/2011
Accounts receivable, net	$	5,782	$	4,309
Inventory, net		5,947		5,676
Less: accounts payable		(2,033)		(1,755)
Adjusted working capital	**$**	**9,696**	**$**	**8,230**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

The Next Cycle: Aligned to 4G

Telecom 4G / LTE growth robust

- Carrier competitive demand
- Shift to smart phones
- Tablets always wireless ready

⇨ ***Primary internet connection is wireless***


$1,600 M
$1,400 M
$1,200 M
$1,000 M
$800 M
$600 M
$400 M
$200 M
$0 M
20111
2012E
2013E
2014E
Leap Wireless
MetroPCS
US Cellular
Clearwire
Sprint
T-Mobile USA
AT&T
Verizon
Source: J.P Morgan estimates

More data + more cells = more timing control

- Data vs. voice: >300X data growth rate[1]
- Femto cell: 3.2 M_{2012} to 62.4 M_{2016} – 2000%
  88% of all base stations[2]
- Timing solutions required every step of the way:
  >10 instances user to cloud[3]


Space, 1%
Avionics, 5%
Public Safety, 6%
Commercial, 7%
Military 19%
Telecom 62%



**MtronPTI
New Product
Projected Bookings**

Q3 2012 to Q3 2013

[1] February 28, 2012 – Informa Telecoms & Media:
"Small cells to make up almost 90% of all base stations by 2016"
[2] http://investor.shareholder.com/jpmorganchase/releasedetail.cfm?releaseid=586960
[3] MtronPTI company estimate

Laying the Foundation for Profitable Growth

Significantly improved capital structure during 2011

- Achieved profitability, solid cashflow from operations
- Strong balance sheet, positioned to weather the cycle
- Growth opportunities in both timing and filters
- Manufacturing cost advantages for MISA market

Framework for profitable growth

1. **Organic investment into core business** to leverage existing customer positions, add capacity and develop higher value product in three specific areas:

   3G/4G/LTE Wireless Infrastructure | **Microwave Radio Backhaul** | **Software-Defined Radio**

2. **Joint ventures** to expand access to intellectual property, expand supply chain and improve manufacturing flexibility
3. **M&A – synergistic acquisitions** focused on high value-added engineering complements, higher ASP and stronger OEM positions
4. **Investment in greenfield opportunities** leading to new markets, new customers, and new products

Question and Answer

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, Chief Accounting Officer
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000







